UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2010

SPEEDUS CORP.
(Exact name of registrant as specified in charter)

Delaware	000-27582	13-3853788
(State or other jurisdiction of incorporation)	(Commission Identification No.)	(IRS Employer File Number)

1 Dag Hammarskjold Blvd. Freehold, New Jersey	07728
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:
(888)-773-3669 Ext. 23

Not Applicable
(Former name or former address, if changed from last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act  (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 12, 2010 Speedus Corp. received notice that the NASDAQ Hearings Panel (the “Panel”) granted the Company the maximum allowable extension to regain compliance with Listing Rule 5550(b) (the “Rule”), which requires stockholders’ equity of at least $2.5 million. The Panel’s decision follows the hearing that took place on March 11, 2010, at which time Speedus' management presented the Panel with a plan for regaining and sustaining compliance with the Rule.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

99.1	Press release dated April 15, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Speedus Corp.

By: /s/ John A. Kallassy
Name: John A. Kallassy
Title: Chief Financial Officer
Date: April 15, 2010

EXHIBITS INDEX

EXHIBIT
NUMBER	TITLE OF DOCUMENT

99.1	Press release dated April 15, 2010